OPTION

                      To Subscribe for and Purchase, Up to
                         5,000,000 Common Shares of the
                       company's registered shares as per
                          their SB-2 filed with the SEC

                             SILVER STAR FOODS INC.

     THIS CERTIFIES THAT, FOR VALUE RECEIVED International Electronic Securities Trading LTD. (the "Representative"), or registered assigns, is entitled to subscribe for and purchase from Silver Star Foods Inc, a company incorporated under the laws of the State of New York (hereinafter the "Company"), at the price of Seventy Five ($.75) Cents per share. Up to 5,000,000 shares (the "Shares") of the Company, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

1. The rights represented by this Option (the "Option") may be exercised by the holder hereof, in whole or part (but not as to a fractional share), by the surrender of this Option (properly endorsed, if required), at the principal office of the Company (or such other office or agency of as the Company may designate by notice in writing to the holder hereof. With payment to the Company. By cash or by certified check or bank draft, of the purchase price for such Shares. The Company agrees that the Shares so purchased shall be and be deemed to be issued to the holder thereof as the record owner of such Shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such Shares as aforesaid. Certificates for the Shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Option shall have been so exercised.

2. The Term of this Option is for a maximum of three years, based on the performance herein described in 2a , 2b and 2c

     2a. The Representative shall purchase a minimum of 533,334 shares of the common stock of the Company (equal to $400,000) per month as represented by the options herein described for each of the initial six (6) months of this contract. If Representative fails to perform in any of these six (6) months the Company has the option to terminate this Option in whole or in part at it's sole discretion in writing to Representative at there corporate offices within the immediate ten day period following this breach of obligation.

     2b. The Representative shall purchase 133,334 shares of common stock of the company (equal to $100,000) per month as represented by the options herein described for the next twenty nine (29) months immediately following the initial six month period up to the maximum of 5,000,000 shares (equal to $3,750,000). If Representative fails to perform in any of these twenty nine (29) months the Company has the option to terminate this Option in whole or in part at it's sole discretion in writing to Representative at there corporate offices within the immediate ten day period following this breach of obligation.

     2c. The Representative shall not be required to carry out its obligations under Section 2a. or 2b. above if the Company's common stock purchase price decreases in value in an amount exceeding 25% of its present value. The Representative and the Company may renogotiate this Option at that time.

     2d. Anslow & Jaclin, LLP should act as the escrow agent for all funds due and owing the Company under this agreement. Sayid & Associates will act as escrow agents for the Representative.

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

3. The Company agrees to indemnify and hold harmless the holder of this Option, or of securities issuable or issued upon the exercise hereof from and against any claims or liabilities caused by any untrue statement of a material fact, or omission to state a material fact required to be stated, in any such registration statement or prospectus or offering circular, except insofar as such claims or liabilities are caused by any such untrue statements or omission based on information furnished in writing to the Company by such a holder, or by any other such holder, affiliated with the holder who seeks indemnification, as to which the holder hereof, by acceptance hereof, agrees to indemnify and hold harmless the Company.

     If this Option, or any securities issuable pursuant hereto, requires declaration or registration with, or approval of, any governmental official authority (other than registration under the Act, or similar Federal Statute at the time in force), before such securities may be issued on the exercise hereof, the Company, at its sole expense, will take all requisite action in connection with such declaration, and will use its best efforts to cause such securities and/or this Option to be duty registered or approved.

4. The Company covenants and agrees that all securities that may be issued upon exercise of the rights represented by this Option will, upon issuance, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that, during the period within which the rights represented by this Option may be exercised, the Company will at the time have authorized and reserved, a sufficient number of securities to provide for the exercise of the rights represented by this Option.

5 (a) If at any time or from time to time, the Company shall, by subdivision, consolidation or reclassification of shares, or otherwise, change as a whole the outstanding shares of Common Stock into a different number or class of securities, the number and class of securities as so changed shall, for the purpose of each Option and the terms and conditions hereof, replace the shares outstanding immediately prior to such change, and the Option purchase price in effect, and the number of securities purchasable under each Option, immediately prior to the date on which such change shall become effective and shall be proportionately adjusted.

     (b) Irrespective of any adjustment or change in the Option Purchase price or the number of securities actually purchasable under each Option of like tenor, the Options theretofore and thereafter issued may continue to express the Option purchase price per securities and the number of securities purchasable thereunder as the Option purchase price per security.

     (c) If at any time while any Option is outstanding, the Company shall consolidate with or merge into another corporation, firm or entity, or otherwise enter into a form of business combination, the holder hereof shall thereafter be entitled upon exercise hereof to purchase, with respect to each share are purchasable hereunder immediately prior to the date on which such consolidation, merger, or other form of business Combinations shall become effective, the Securities or property to which a holder of one (1) share would have been entitled upon such consolidation or merger, without any change in, or payment in addition to, the Option purchase price in effort immediately prior to such merger or consolidation, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure that all the provisions of each Option shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of each Option. The Company shall not effect any such consolidation, merger or other form of business combination unless prior to " consummation thereof the successor corporation (if other than the Company) resulting therefrom shall assume, by written instrument executed and mailed to the registered holder of the Option, the obligation to deliver to such holder such securities or property as, in accordance with foregoing provisions, such holder shall be entitled to purchase.

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

     (d) upon the happening of any event requiring an adjustment of the Option purchase price hereunder, the Company shall forthwith give written notice thereof to the registered holder of each Option stating the adjusted Option purchase price and the adjusted number of securities purchasable upon the exercise thereof resulting from such event, and setting forth in reasonable detail the method or calculation and the facts on which such calculation is based. The certificate of the Company's independent public accountant shall be conclusive evidence of the correctness of any computation made hereunder. In the event any voluntary or involuntary dissolution, liquidation or winding-up of the Company shall at any time be proposed, the Company shall give at least 30 days prior written notice thereof to the registered holder of each Warrant, stating the date on which such event is to take place and the date (which shall be at least 30 days after the giving of such notice) as of which the holders common stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding-up (on which date, in the event such dissolution, liquidation or winding-up shall actually take place, each Option and rights with respect thereto shall terminate). Notice pursuant to this paragraph shall be given by certified mail, portage prepaid, return receipt requested, addressed to the registered holder of each Option at the address of such holder appearing in the records of the company.

6.   In case at any time during the period this Option shall be exercisable

     (a) The Company shall pay any dividend payable in stock on its Common Stock, or make any distribution to the holders of the Common stock; or

     (b) The Company shall offer for subscription pro rata to the holders of its Common Stock any additional securities of stock of any class, or other rights; or

     (c) There shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or other form of business combination of the Company with, or sale of all or substantially all its assets to another corporation; or

     (d) There shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company- then, in any one or more of such cases, the Company shall give to the holder of this Option, (i) at least 30 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale or other form of business combination, dissolution, liquidation or winding-up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale or other form of business combination, dissolution, liquidation or winding-up, at least 30 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing sub-clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing (ii) and shall also specify when the holder of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, consolidation, reclassification, merger, sale or other form of business combination, dissolution, liquidation or winding-up, as the case may be. Each written notice shall be given by certified mail, postage prepaid, return receipt requested, addressed to the holder of the Option at the address of such holder as shown on the books of the Company.

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

7. As used herein, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of the Options, and shall also include any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or wind-up of the Company; provided that the shares purchasable pursuant to this Option shall include only shares of such class referred to in the first paragraph hereof designated in the Company's Certificate of Incorporation as Common Stock on the date of the original issue of Options, or, in the case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in subparagraph 5(c) hereof, the stocks, securities or assets provided for in such paragraph.

8. Prior to the exercise of this Option, the Holder shall not be entitle d to any of the rights of a stockholder of the Company, including, without limitation, the right as a stockholder to (i) vote or consent, (ii) receive dividends or other distributions made to stockholders or (iii) receive notice of, or attend, any meetings of stockholders of the Company.

9. Any notice, demand or delivery to be made pursuant to the Provisions of this Option shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (i) in the case of the holder, to his last known address appearing On the books of the Company maintained for such purpose, or (ii) in the case of the Company, to its principal office referred to above. The Holder and the Company may each designate a different address by notice to the other pursuant to this Section.

10. This Option and rights evidenced hereby shall inure to the benefit of, and be binding upon, the Company and its successors and assigns.

11. The Option may not be modified or amended except by written agreement of the parties.

12.  The Option shall be governed by the laws of the State of Now York.

13. REPRESENTATIONS AND WARRANTIES OF THE C0MPANY The Company represents and warrants to you as follows:

14.1 Due incorporation and Qualification. The Company has been duly
     ------------------------------------
     incorporated, is validly existing and is in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation (except where the failure to so qualify would not have a material adverse effect on the business of the Company) for the transaction of business and is in good standing in each jurisdiction In which the ownership or leasing of its properties or the conduct of its business requires such qualification. The Company has all requisite corporate power and authority necessary to own or hold its, properties and conduct its business as described in the Registration Statement,

14.2 Authorized Capital. The Company Will have an authorized and outstanding
     ------------------
     capitalization, and all of the then issued and outstanding shares of Common Stock will have been duly and validly authorized and issued and will be fully paid and non assessable. None of the holders of such outstanding shares of Common Stock is subject to personal liability solely by reason of being such a holder.

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

14.3 Financial Statements. The financial statements of the Company fairly
     --------------------
     present the financial position and results of operations of the Company at the dates thereof and for the periods in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

14.4 No Material Adverse Changes. Since January 2001,(I) there has not been any
     ---------------------------
     change in the condition, financial or otherwise, of the Company which could materially adversely affect its ability to conduct its operations, and (ii) the Company has not incurred any material liabilities Or obligations, direct or contingent, not in the ordinary course of business.

14.5 The Company has filed all Federal tax returns and all state and municipal and local tax returns (whether relating to income, fee, franchise, real or personal property or other types of taxes) required to be filed under the laws of the United States and applicable states, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing, provided. The Company has not paid any tax, assessment, charge, levy or license fee that it contests in good faith and by Proper Proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles.

     Each of the tax returns heretofore filed by the Company correctly and accurately reflects the amount of its tax liability thereunder. The Company has Withheld, collected and paid all other levies, assessments, license fees and taxes to the extent required and with respect to payments, to the extent that the same have become due and payable.

14.6 No Pending Actions. There are no actions, suits, proceedings, claims or
     ------------------
     hearings of any kind or nature or, to the best of the knowledge of the Company, any investigations or inquiries, before or by any court, governmental authority, tribunal or instrumentality, pending or threatened against the Company, or involving the properties of the Company which could result in any material adverse change in the business, properties, financial position or results of operations of the Company, or which could materially adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement.

14.7 Due Authorization. The Company has full right, power and authority to enter
     ------------------
     into this Agreement and to perform all of its obligations hereunder and thereunder and as contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. No issuance of shares of the Company's capital stock shall be required as a condition to the execution, validity or enforceability hereof. This Agreement constitutes, upon execution and delivery and payment therefor, as applicable, constitute a valid and binding obligation of the Company, enforceable in accordance with its respective terms except (1) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity; and (11) that the enforceability of the indemnification and contribution provisions of this Agreement may be limited by the Federal securities laws and public policy), and no consent, approval, authorization, order of, or filing with, any court or governmental authority or any other third party is required to consummate the transactions contemplated by this Agreement.

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

14.8 Non-Default:Noncontravention. The Company is not in violation of its
     ----------------------------
     articles or certificate of incorporation or by- laws or, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, lease or other instrument to which it is a party, and the Company's execution and delivery of this Agreement, and the incurrence of the obligations herein and therein set forth, and the consummation of the transactions contemplated will not immediately (i) conflict with, or constitute a breach of, or a default under the articles or certificate of incorporation or by-laws of the Company, or any material contract, lease or other material agreement or instrument to which the Company is a party or in which the Company has a beneficial interest or by which the Company is bound; (ii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business; or (iii) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct its business or the ability of the Company to make use thereof.

14.9 No Regulatorv Problems, The Company (i) has not filed a registration statement which is this subject of any pending proceeding or examination under Section 8 of the Securities Act, or is the subject of any refusal order or 8top order thereunder; (ii) is not subject to any pending proceeding under Rule 261 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security involving the making of any false filling with the Securities and Exchange Commission (the "Commission"); (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary restraining or enjoining the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission, or (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, with respect to conduct alleged to have violated Section 3005 of Title,39, United States Code. None of the Company's directors, officers, or beneficial owners of 10 percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection With the purchase or sale of any security involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor, (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary conjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, or involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor, (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 158(a) or 15B(c) of the Securities Exchange Act of 1934, as amended ("1934 ACT"), or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisors Act of 1940; (iv) is suspended or expelled from membership in, or suspended or barred from association with a member of an exchange registered as a national security exchange pursuant to Section 6 of the 1934 Act, an association registered as a national securities association under Section 15A of the 1934 Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade, or (y) is subject to a United states Postal Service false representation order entered under
     Section 3005 of Title 39, United States Code, or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

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

14.10 No Violations. The Company is not in violation of any material franchise,
     -------------
     license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business other than any violation which individually or in the aggregate would not have a material adverse effect on the Company's business, properties or operations.

14.11 Conduct of Business. The Company has all necessary authorizations,
     --------------------
     approvals, orders, licenses, certificates and permits (collectively, the "Approvals") of and from all governmental regulatory officials and bodies, to own or lease its properties and conduct its business as it is being presently conducted in the Company's existing form, and the Company is and has been doing business in compliance With all such material Approvals, and all Federal, state and local , rules and regulations, other than any such Approvals, laws, rules and regulations, the failure to comply with which would not have material adverse effect on the Company, its business, properties or operations. All licenses and findings of suitability required to be obtained by any affiliate of the Company have been obtained and are in full force and effect

14.12 Title To Property Insurance. The Company will have good title to, or valid
     -----------------------------
     and enforceable leasehold estates in, all items of real property owned or leased by It, and will have good title to, or valid and enforceable leases or subleases with respect to, all items of personal property (tangible and intangible), free and clear of all liens, encumbrances, claims, security interests, defects of title, and restrictions of any material nature whatsoever, and liens for real estate taxes not yet due and payable. No default or notice of default exists or has been declared by the landlord or sub lessor under any of such leases or subleases. The Company has adequately insured its tangible and/or real properties against loss or damage by fire or other casualty (other than earthquake and flood) and maintains such insurance in adequate amounts, on terms generally offered by reputable insurance carriers in New York.

14.13 Intangibles. The Company will own or possess the requisite licenses or
     -------------
     rights to use all trademarks, service marks, service names, trade names, and other rights (collectively, the "Intangibles") described as owned or used by it. There is no proceeding or action by any person pertaining to, or proceeding or claim pending or, to the best knowledge of the Company, threatened and the Company has not received any notice of conflict with the asserted rights of others which challenges the exclusive right of the Company with respect to any Intangibles used in the conduct of the Company's business. To the best knowledge of the Company, the Intangibles and the Company's operations do not infringe on any intangibles held by any third party.

15. The Company hereby agrees to indemnify and hold harmless the Representative, its directors, employees, agents and controlling persons from and against any and all losses, claims, damages, liabilities and expenses joint and several (including all reasonable fees of counsel, whether or not resulting in liability), caused by or resulting out of Representatives acting for the Company pursuant to this Agreement: provided, however, that the Company will not be liable hereunder to the extent that any loss, claim, damage, liability or expense is found to have resulted primarily from Representatives gross negligence or bad faith in performing the services described above.

16. If a transaction is completed pursuant to this Agreement, the Representative may at its expense and with the Company's approval (which approval shall not be unreasonably withheld or delayed) place an announcement in such newspapers and periodicals as it may choose stating that the Representative has acted as financial advisor and private placement agent for the Company in such transaction.

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

17. The Representative understands, and the Company agrees, that no individuals have acted as finders.

18. This Agreement shall be binding upon and insure to the benefit of the parties and their successors and assigns. In the event a transaction occurs during the pendency of this Agreement and the Company is not the surviving entity in such transaction, or in the even that all or substantially all of the Company's assets are sold during such period, the Company shall cause the acquirer or acquirers to assume and honor the obligations and liabilities of the Company hereunder. This Agreement represents the entire understanding between the parties, and all prior discussions and negotiations are merged in it. In the event of any suit between the parties, it is agreed that (i) both parties hereby waive the right to trial by jury, (ii) suit may be brought only in the State Courts located in Now York County, New York, and the prevailing party shall be entitled to recover its reasonable attorney's fees and costs at all stages of proceeding, including all appellate levels.

     If the foregoing correctly sets forth the understanding and agreement between the Representative and the Company, please so indicate in the space provided for the purpose below.







      ACCEPTED AND AGREED:                     ACCEPTED AND AGREED:

 Silver Star Foods, Inc.        International Electronic Securities Trading LTD

BY:   /s/ Michael Trotta                        BY: /s/ T R Kessler
-------------------------------                 -------------------------------
          MICHAEL J TROTTA                        THOMAS R. KESSELER
           CEO/ President                          Managing Director


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